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Exhibit 99.1

        LETTER OF TRANSMITTAL

Offer To Exchange
Warrants to Purchase Common Stock
of
WILLSCOT CORPORATION
for
Common Stock of WillScot Corporation

        THE OFFER (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., EASTERN TIME, ON DECEMBER 6, 2018, OR SUCH LATER TIME AND DATE TO WHICH WE MAY EXTEND. WARRANTS OF THE COMPANY TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE (AS DEFINED BELOW).

        Delivery of this Letter of Transmittal, tendered Warrants and any other documents should be made by or on behalf of the undersigned:

TO:    Continental Stock Transfer & Trust Company, as Exchange Agent

Attn: Mark Zimkind

1 State Street, 30th Floor
New York, NY 10004

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THE INSTRUCTIONS BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL, THE TENDERED WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

        WillScot Corporation (the "Company," "we," "our" and "us"), a Delaware corporation, has delivered to the undersigned a copy of the Prospectus/Offer to Exchange dated November 8, 2018 (the "Prospectus/Offer to Exchange") of the Company and this Letter of Transmittal, which together set forth the offer of the Company to each of its warrant holders described below to receive 0.18182 shares of Class A common stock , par value $0.0001 per share (the "Common Stock"), of the Company in exchange for every outstanding Warrant (as defined below) of the Company tendered by the holder and exchanged pursuant to the offer (the "Offer").

        The Offer is being made to:

  •
  All holders of our publicly traded warrants (the "Public Warrants") to purchase shares of our Common Stock that were issued under the warrant agreement dated September 10, 2015 by and between our legal predecessor company Double Eagle Acquisition Corp. ("Double Eagle") and Continental Stock Transfer & Trust Company, as warrant agent (the "Warrant Agreement"), in connection with Double Eagle's initial public offering ("IPO"), which entitle such warrant holders to purchase one-half of one share of our Common Stock for a purchase price of $5.75 per half share ($11.50 per whole share), subject to adjustments. As of November 6, 2018, 50,899,693 Public Warrants were outstanding.

  •
  All holders of our warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneous with the IPO (the "Private Warrants" and together with the Public Warrants, the "Warrants"). The Private Warrants entitle the holders to purchase one-half of one share of our Common Stock for a purchase price of $5.75 per half share ($11.50 per whole share),, subject to adjustments. The terms of the Private Warrants are identical to the Public Warrants, except that the Private Warrants are exercisable on a cashless basis and are not redeemable by us, in each case so long as they are still held by the initial holders, their affiliates, or certain permitted transferees. The Private Warrants were issued to the founders of Double Eagle and its former independent directors. As of November 6, 2018, 18,600,001 Private Warrants were outstanding.

        Pursuant to the Offer, we are offering up to an aggregate of 12,636,435 shares of our Common Stock in exchange for all of the Warrants.

        The 10,000,000 warrants, each exercisable for one share of Common Stock, issued in connection with our acquisition (the "ModSpace Acquisition") of Modular Space Holdings, Inc., a Delaware corporation (the "ModSpace Warrants"), under a warrant agreement dated August 15, 2018, between Continental Stock Transfer & Trust Company, as warrant agent, and us are not subject to this Offer.

        Warrants not exchanged for shares of Common Stock pursuant to the Offer will remain outstanding subject to their current terms, including any such terms permitting the Company to redeem such Warrants prior to their expiration. The Company reserves the right to redeem any of the Public Warrants pursuant to their current terms at any time.

        The Offer is made solely upon the terms and conditions in this Prospectus/Offer to Exchange and this letter of transmittal (as it may be supplemented and amended from time to time, this "Letter of Transmittal"). The Offer will be open until 11:59 p.m., Eastern Time, on December 6, 2018, or such later time and date to which we may extend (the period during which the Offer is open, giving effect to any withdrawal or extension, is referred to as the "Offer Period," and the date and time at which the Offer Period ends is referred to as the "Expiration Date"). The Offer is not made to those holders who reside in states or other jurisdictions where an offer, solicitation or sale would be unlawful.

        Each Warrant holder whose Warrants are exchanged pursuant to the Offer will receive 0.18182 shares of Common Stock for each Warrant tendered by such holder and exchanged. Any Warrant holder that participates in the Offer may tender less than all of its Warrants for exchange.

        No fractional shares of Common Stock will be issued pursuant to the Offer. In lieu of issuing fractional shares, any holder of Warrants who would otherwise have been entitled to receive fractional shares pursuant to the Offer will, after aggregating all such fractional shares of such holder, be paid cash (without interest) in an amount equal to such fractional part of a share multiplied by the last sale price of our Common Stock on the Nasdaq Capital Market ("Nasdaq") on the last trading day of the Offer Period. Our obligation to complete the offer is not conditioned on the receipt of a minimum number of tendered Warrants.

        We may withdraw the Offer only if the conditions to the Offer are not satisfied or waived prior to the Expiration Date. Promptly upon any such withdrawal, we will return the tendered Warrants to the holders.

        This Letter of Transmittal is to be used to accept the Offer if the applicable Warrants are to be tendered by effecting a book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") and instructions are not being transmitted through DTC's Automated Tender Offer Program ("ATOP"). Except in instances where a holder intends to tender Warrants through ATOP, the holder should complete, execute and deliver this Letter of Transmittal to indicate the action it desires to take with respect to the Offer.

        Holders of Warrants tendering Warrants by book-entry transfer to the Exchange Agent's account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an "Agent's Message" to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the Agent's Message.

        As used in this Letter of Transmittal with respect to the tender procedures set forth herein, the term "registered holder" means any person in whose name Warrants are registered on the books of the Company or who is listed as a participant in a clearing agency's security position listing with respect to the Warrants.

        THE OFFER IS NOT MADE TO THOSE HOLDERS WHO RESIDE IN STATES OR OTHER JURISDICTIONS WHERE AN OFFER OR SALE WOULD BE UNLAWFUL.

        PLEASE SEE THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL BEGINNING ON PAGE 8 FOR THE PROPER USE AND DELIVERY OF THIS LETTER OF TRANSMITTAL.

 DESCRIPTION OF WARRANTS TENDERED

        List below the Warrants to which this Letter of Transmittal relates. If the space below is inadequate, list the registered Warrant certificate numbers on a separate signed schedule and affix the list to this Letter of Transmittal.

Name(s) and Address(es) of Registered Holder(s) of Warrants	Number of Warrants Tendered

Total:

☐	CHECK HERE IF THE WARRANTS LISTED ABOVE ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

        By crediting the Warrants to the Exchange Agent's account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Offer, including, if applicable, transmitting to the Exchange Agent an Agent's Message in which the holder of the Warrants acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owner(s) of such Warrants all provisions of this Letter of Transmittal applicable to it and such beneficial owner(s) as fully as if it had completed the required information and executed and transmitted this Letter of Transmittal to the Exchange Agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

WillScot Corporation
c/o Continental Stock Transfer & Trust, as Exchange Agent
Attn: Mark Zimkind
1 State Street, 30th Floor
New York, NY 10004

Ladies and Gentlemen:

        Upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and in this Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby:

  (i)
  tenders to the Company for exchange pursuant to the Offer the number of Warrants indicated above under "Description of Warrants Tendered—Number of Warrants Tendered;" and

  (ii)
  subscribes for the shares of Common Stock issuable upon the exchange of such tendered Warrants pursuant to the Offer, being 0.18182 shares of Common Stock for each Warrant so tendered for exchange.

        Except as stated in the Prospectus/Offer to Exchange, the tender made hereby is irrevocable. The undersigned understands that this tender will remain in full force and effect unless and until such tender is withdrawn and revoked in accordance with the procedures set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal. The undersigned understands that this tender may not be withdrawn after the Expiration Date, and that a notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific withdrawal procedures set forth in the Prospectus/Offer to Exchange.

        If the undersigned holds Warrants for beneficial owners, the undersigned represents that it has received from each beneficial owner thereof a duly completed and executed form of "Instructions Form" in the form attached to the "Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees" which was sent to the undersigned by the Company with this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

        The undersigned understands that, upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal, Warrants properly tendered and not withdrawn which are accepted for exchange will be exchanged for shares of Common Stock. The undersigned understands that, under certain circumstances, the Company may not be required to accept any of the Warrants tendered (including any Warrants tendered after the Expiration Date). If any Warrants are not accepted for exchange for any reason or if tendered Warrants are withdrawn, such unexchanged or withdrawn Warrants will be returned without expense to the tendering holder.

        Subject to, and effective upon, the Company's acceptance of the undersigned's tender of Warrants for exchange pursuant to the Offer as indicated under "Description of Warrants Tendered—Number of Warrants Tendered" above, the undersigned hereby:

  (i)
  assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, such Warrants;

  (ii)
  waives any and all rights with respect to such Warrants; and

  (iii)
  releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of or related to such Warrants.

        The undersigned understands that tenders of Warrants pursuant to any of the procedures described in the Prospectus/Offer to Exchange and in the instructions in this Letter of Transmittal, if and when accepted by the Company, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

        Effective upon acceptance for exchange, the undersigned hereby irrevocably constitutes and appoints the Exchange Agent, acting as agent for the Company, as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Warrants tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

  (i)
  transfer ownership of such Warrants on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of the Company;

  (ii)
  present such Warrants for transfer of ownership on the books of the Company;

  (iii)
  cause ownership of such Warrants to be transferred to, or upon the order of, the Company on the books of the Company or its agent and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company; and

  (iv)
  receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants;

all in accordance with the terms of the Offer, as described in the Prospectus/Offer to Exchange and this Letter of Transmittal.

        The undersigned hereby represents, warrants and agrees that:

  (i)
  the undersigned has full power and authority to tender the Warrants tendered hereby and to sell, exchange, assign and transfer all right, title and interest in and to such Warrants;

  (ii)
  the undersigned has full power and authority to subscribe for all of the shares of Common Stock issuable pursuant to the Offer in exchange for the Warrants tendered hereby;

  (iii)
  the undersigned has good, marketable and unencumbered title to the Warrants tendered hereby, and upon acceptance of such Warrants by the Company for exchange pursuant to the Offer the Company will acquire good, marketable and unencumbered title to such Warrants, in each case free and clear of any security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations of any kind, and not subject to any adverse claim;

  (iv)
  the undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete and give effect to the transactions contemplated hereby;

  (v)
  the undersigned has received and reviewed the Prospectus/Offer to Exchange;

  (vi)
  the undersigned acknowledges that none of the Company, the information agent, the Exchange Agent, the dealer manager or any person acting on behalf of any of the foregoing has made any statement, representation or warranty, express or implied, to the undersigned with respect to the Company, the Offer, the Warrants, or the Common Stock, other than the information included in the Prospectus/Offer to Exchange (as amended or supplemented prior to the Expiration Date);

  (vii)
  the terms and conditions of the Prospectus/Offer to Exchange shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly;

  (viii)
  the undersigned understands that tenders of Warrants pursuant to the Offer and in the instructions hereto constitute the undersigned's acceptance of the terms and conditions of the Offer; and

  (ix)
  the undersigned agrees to all of the terms of the Offer.

        Unless otherwise indicated under "Special Issuance Instructions" below, the Company will issue in the name(s) of the undersigned as indicated under "Description of Warrants Tendered" above, the shares of Common Stock to which the undersigned is entitled pursuant to the terms of the Offer in respect of the Warrants tendered and exchanged pursuant to this Letter of Transmittal. If the "Special Issuance Instructions" below are completed, the Company will issue such shares of Common Stock in the name of the person or account indicated under "Special Issuance Instructions."

        The undersigned agrees that the Company has no obligation under the "Special Issuance Instructions" provision of this Letter of Transmittal to effect the transfer of any Warrants from the holder(s) thereof if the Company does not accept for exchange any of the Warrants tendered pursuant to this Letter of Transmittal.

        The acknowledgments, representations, warranties and agreements of the undersigned in this Letter of Transmittal will be deemed to be automatically repeated and reconfirmed on and as of each of the Expiration Date and completion of the Offer. The authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

        The undersigned acknowledges that the undersigned has been advised to consult with its own legal counsel and other advisors as to the consequences of participating or not participating in the Offer.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS, INCLUDING
INSTRUCTIONS 3, 4 AND 5)

              To be completed ONLY if the shares of Common Stock issued pursuant to the Offer in exchange for Warrants tendered hereby and any Warrants delivered to the Exchange Agent herewith but not tendered and exchanged pursuant to the Offer, are to be issued in the name of someone other than the undersigned. Issue all such shares of Common Stock and untendered Warrants to:

Name:	(PLEASE PRINT OR TYPE)

Address:

(INCLUDE ZIP CODE)
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: PLEASE SIGN HERE
(SEE INSTRUCTIONS AND ALSO COMPLETE ACCOMPANYING IRS FORM W-9 OR
APPROPRIATE IRS FORM W-8)

              By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the Warrants indicated in the table above entitled "Description of Warrants Tendered."

SIGNATURES REQUIRED
Signature(s) of Registered Holder(s) of Warrants

X
X

Date:

            (The above lines must be signed by the registered holder(s) of Warrants as the name(s) appear(s) on the Warrants or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed assignment from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Warrants to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 3 regarding the completion and execution of this Letter of Transmittal.)

Name:	(PLEASE PRINT OR TYPE)

Capacity:

Address:

(INCLUDE ZIP CODE)

Area Code and Telephone Number:

GUARANTEE OF SIGNATURE(S) (IF REQUIRED)
(SEE INSTRUCTIONS, INCLUDING INSTRUCTION 4)

              Certain signatures must be guaranteed by Eligible Institution.

Signature(s) guaranteed by an Eligible Institution:

Authorized Signature
Title
Name of Firm
Address, Including Zip Code
Area Code and Telephone Number

Date:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.     Delivery of Letter of Transmittal and Warrants.    This Letter of Transmittal is to be used only if tenders of Warrants are to be made by book-entry transfer to the Exchange Agent's account at DTC and instructions are not being transmitted through ATOP with respect to such tenders.

        Warrants may be validly tendered pursuant to the procedures for book-entry transfer as described in the Prospectus/Offer to Exchange. In order for Warrants to be validly tendered by book-entry transfer, the Exchange Agent must receive the following prior to the Expiration Date, except as otherwise permitted by use of the procedures for guaranteed delivery as described below:

  (i)
  timely confirmation of the transfer of such Warrants to the Exchange Agent's account at DTC (a "Book-Entry Confirmation");

  (ii)
  either a properly completed and duly executed Letter of Transmittal, or a properly transmitted "Agent's Message" if the tendering Warrant holder has not delivered a Letter of Transmittal; and

  (iii)
  any other documents required by this Letter of Transmittal.

        The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exchanging the Warrants that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agree to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against you.

        Delivery of a Letter of Transmittal to the Company or DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to the Company or DTC.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, TENDERED WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER, AND EXCEPT AS

OTHERWISE PROVIDED IN THESE INSTRUCTIONS, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL, THE TENDERED WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of tendered Warrants.

        2.     Guaranteed Delivery.    Warrant holders desiring to tender Warrants pursuant to the Offer but whose Warrants cannot otherwise be delivered with all other required documents to the Exchange Agent prior to the Expiration Date may nevertheless tender Warrants, as long as all of the following conditions are satisfied:

  (i)
  the tender must be made by or through an "Eligible Institution" (as defined in Instruction 4);

  (ii)
  a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Company to the undersigned with this Letter of Transmittal (with any required signature guarantees) must be received by the Exchange Agent, at its address set forth in this Letter of Transmittal, prior to the Expiration Date; and

  (iii)
  a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Warrants delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or, in the case of a book-entry transfer without delivery of a Letter of Transmittal, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within two days that Nasdaq is open for trading after the date the Exchange Agent receives such Notice of Guaranteed Delivery, all as provided in the Prospectus/Offer to Exchange.

        A Warrant holder may deliver the Notice of Guaranteed Delivery by facsimile transmission or mail to the Exchange Agent.

        Except as specifically permitted by the Prospectus/Offer to Exchange, no alternative or contingent exchanges will be accepted.

        3.     Signatures on Letter of Transmittal and other Documents.    For purposes of the tender procedures set forth in this Letter of Transmittal, the term "registered holder" means any person in whose name Warrants are registered on the books of the Company or who is listed as a participant in a clearing agency's security position listing with respect to the Warrants.

        If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or others acting in a fiduciary or representative capacity, such person must so indicate when signing and, unless waived by the Company, must submit to the Exchange Agent proper evidence satisfactory to the Company of the authority so to act.

        4.     Guarantee of Signatures.    No signature guarantee is required if:

  (i)
  this Letter of Transmittal is signed by the registered holder of the Warrants and such holder has not completed the box entitled "Special Issuance Instructions;" or

  (ii)
  such Warrants are tendered for the account of an "Eligible Institution." An "Eligible Institution" is a bank, broker dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

        IN ALL OTHER CASES, AN ELIGIBLE INSTITUTION MUST GUARANTEE ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL BY COMPLETING AND SIGNING THE TABLE ENTITLED "GUARANTEE OF SIGNATURE(S)" ABOVE.

        5.     Warrants Tendered.    Any Warrant holder who chooses to participate in the Offer may exchange some or all of such holder's Warrants pursuant to the terms of the Offer.

        6.     Inadequate Space.    If the space provided under "Description of Warrants Tendered" is inadequate, the name(s) and address(es) of the registered holder(s), number of Warrants being delivered herewith, and number of such Warrants tendered hereby should be listed on a separate, signed schedule and attached to this Letter of Transmittal.

        7.     Transfer Taxes.    The Company will pay all transfer taxes, if any, applicable to the transfer of Warrants to the Company in the Offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

  (i)
  If shares of Common Stock are to be registered or issued in the name of any person other than the person signing this Letter of Transmittal; or

  (ii)
  if tendered Warrants are registered in the name of any person other than the person signing this Letter of Transmittal.

        If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payment due with respect to the Warrants tendered by such holder.

        8.     Validity of Tenders.    All questions as to the number of Warrants to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance of any tender of Warrants will be determined by the Company in its reasonable discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Warrants it determines not to be in proper form or to reject those Warrants, the acceptance of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular Warrant, whether or not similar defects or irregularities are waived in the case of other tendered Warrants. The Company's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Warrants must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent, the information agent, the dealer manager or any other person is or will be obligated to give notice of any defects or irregularities in tenders of Warrants, and none of them will incur any liability for failure to give any such notice. Tenders of Warrants will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Any Warrants received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date. Warrant holders who have any questions about the procedure for tendering Warrants in the Offer should contact the information agent at the address and telephone number indicated herein.

        9.     Waiver of Conditions.    The Company reserves the absolute right to waive any condition, other than as described in the section of the Prospectus/Offer to Exchange entitled "The Offer—General Terms—Conditions to the Offer."

        10.   Withdrawal.    Tenders of Warrants may be withdrawn only pursuant to the procedures and subject to the terms set forth in the section of the Prospectus/Offer to Exchange entitled "The Offer—Withdrawal Rights." Warrant holders can withdraw tendered Warrants at any time prior to the Expiration Date, and Warrants that the Company has not accepted for exchange by December 17, 2018, may thereafter be withdrawn at any time after such date until such Warrants are accepted by the Company for exchange pursuant to the Offer. Except as otherwise provided in the Prospectus/Offer to

Exchange, in order for the withdrawal of Warrants to be effective, a written notice of withdrawal satisfying the applicable requirements for withdrawal set forth in the section of the Prospectus/Offer to Exchange entitled "The Offer—Withdrawal Rights" must be timely received from the holder by the Exchange Agent at its address stated herein, together with any other information required as described in such section of the Prospectus/Offer to Exchange. All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by the Company, in its reasonable discretion, and its determination shall be final and binding. None of the Company, the Exchange Agent, the information agent, the dealer manager or any other person is under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification. Any Warrants properly withdrawn will be deemed not to have been validly tendered for purposes of the Offer. However, at any time prior to the Expiration Date, a Warrant holder may re-tender withdrawn Warrants by following the applicable procedures discussed in the Prospectus/Offer to Exchange and this Letter of Transmittal.

        11.   Questions and Requests for Assistance and Additional Copies.    Please direct questions or requests for assistance, or additional copies of the Prospectus/Offer to Exchange, Letter of Transmittal or other materials, in writing to the information agent for the Offer at:

        The Information Agent for the Offer is:

Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(800) 509-1078 (Toll Free)

        IMPORTANT: THIS LETTER OF TRANSMITTAL, OR THE "AGENT'S MESSAGE" (IF TENDERING PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER WITHOUT EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL), TOGETHER WITH THE TENDERED WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 11:59 P.M., EASTERN TIME, ON THE EXPIRATION DATE, UNLESS A NOTICE OF GUARANTEED DELIVERY IS RECEIVED BY THE EXCHANGE AGENT BY SUCH DATE.

Form W-9 (Rev. November 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification > Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type.
See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) _____
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) > _____

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

Exemption from FATCA reporting code (if any) _____
☐ Other (see instructions) >	(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

     If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

     By signing the filled-out form, you:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

     4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

     In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the instructions for Part II for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

     Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

     If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

     a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

     b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

     c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

     d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

     e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .

• Corporation	Corporation

• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,
• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or
• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)

• Partnership	Partnership

• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

     The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

     1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

     2 – The United States or any of its agencies or instrumentalities

     3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

     5 – A corporation

     6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

     7 – A futures commission merchant registered with the Commodity Futures Trading Commission

     8 – A real estate investment trust

     9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

     10 – A common trust fund operated by a bank under section 584(a)

     11 – A financial institution

     12 – A middleman known in the investment community as a nominee or custodian

     13 – A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018)	Page 4

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

     A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

     B – The United States or any of its agencies or instrumentalities

     C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

     E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

     F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

     G – A real estate investment trust

     H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

     I – A common trust fund as defined in section 584(a)

     J – A bank as defined in section 581

     K – A broker

     L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

     M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

     If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018)	Page 5

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee

For this type of account:		Give name and EIN of:

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

* Note: Grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

     Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018)	Page 6

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

     Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Form W-8BEN (Rev. July 2017) Department of the Treasury Internal Revenue Service
Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)
>  For use by individuals. Entities must use Form W-8BEN-E.
>  Go to www.irs.gov/FormW8BEN for instructions and the latest information.
	> Give this form to the withholding agent or payer. Do not send to the IRS.	OMB No. 1545-1621

Do not use this form for:		Instead, use Form:
•	You are NOT an individual	W-8BEN-E
•	You are a U.S. citizen or other U.S. person, including a resident alien individual	W-9
•	You are a beneficial owner claiming that income is effectively connected with the conduct of trade or business within the U.S. (other than personal services)	W-8ECI
•	You are a beneficial owner who is receiving compensation for personal services performed in the United States	8233 or W-4
•	You are a person acting as an intermediary	W-8IMY

Note: If you are resident in a FATCA partner jurisdiction (i.e., a Model 1 IGA jurisdiction with reciprocity), certain tax account information may be provided to your jurisdiction of residence.

  Part I       Identification of Beneficial Owner (see instructions)

1	Name of individual who is the beneficial owner	2 Country of citizenship

3	Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

	City or town, state or province. Include postal code where appropriate.	Country

4	Mailing address (if different from above)

	City or town, state or province. Include postal code where appropriate.	Country

5	U.S. taxpayer identification number (SSN or ITIN), if required (see instructions)	6 Foreign tax identifying number (see instructions)

7	Reference number(s) (see instructions)	8 Date of birth (MM-DD-YYYY) (see instructions)

  Part II       Claim of Tax Treaty Benefits (for chapter 3 purposes only) (see instructions)

9	I certify that the beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.
10
Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article and paragraph of the treaty identified on line 9 above to claim a % rate of withholding on (specify type of income):
.
Explain the additional conditions in the Article and paragraph the beneficial owner meets to be eligible for the rate of withholding:

  Part III       Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
•
I am the individual that is the beneficial owner (or am authorized to sign for the individual that is the beneficial owner) of all the income to which this form relates or am using this form to document myself for chapter 4 purposes,
•	The person named on line 1 of this form is not a U.S. person,
•	The income to which this form relates is:
(a) not effectively connected with the conduct of a trade or business in the United States,
(b) effectively connected but is not subject to tax under an applicable income tax treaty, or
(c) the partner's share of a partnership's effectively connected income,
•
The person named on line 1 of this form is a resident of the treaty country listed on line 9 of the form (if any) within the meaning of the income tax treaty between the United States and that country, and
•	For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. I agree that I will submit a new form within 30 days if any certification made on this form becomes incorrect.

Sign Here >
	Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)

Print name of signer	Capacity in which acting (if form is not signed by beneficial owner)

For Paperwork Reduction Act Notice, see separate instructions.	Cat. No. 25047Z	Form W-8BEN (Rev. 7-2017)

The Exchange Agent for the Offer is:

Continental Stock Transfer and Trust
Attn: Mark Zimkind
1 State Street, 30th Floor
New York, NY 10004
(212) 509-4000

        Questions or requests for assistance may be directed to the Information Agent at the address and telephone number listed below. Additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent. Any Warrant holder may also contact its broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(800) 509-1078 (Toll Free)

QuickLinks

  Exhibit 99.1
DESCRIPTION OF WARRANTS TENDERED
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
The Exchange Agent for the Offer is
The Information Agent for the Offer is